SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 12, 2006
PACCAR Inc
(Exact name of registrant as specified in its charter)

Delaware	001-14817	91-0351110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
777 106th Avenue NE, Bellevue, WA 98004
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (425) 468-7400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement
On September 12, 2006, the Compensation Committee of the Board of Directors adopted the PACCAR Inc Deferred Compensation Plan (“the Plan”) attached as Exhibit 99.1. The Plan applies to the deferral of bonuses earned under PACCAR’s annual incentive compensation program (including the Senior Executive Yearly Incentive Compensation Plan) and cash awards earned under the Long Term Incentive Plan. The Plan is effective as of January 1, 2005 and is intended to satisfy the requirements of, and shall be implemented and administered in a manner consistent with, Section 409A of the Internal Revenue Code of 1986.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.
     The following are furnished as Exhibits to this Report.

Exhibit
Number	Description
99.1	Deferred Compensation Plan

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACCAR Inc
Date: September 15, 2006	By:	/s/ D. C. Anderson
D. C. Anderson
Vice President and General Counsel